                           PROSPECTUS - JUNE 1, 1998

     ---------------------------------------------------------------------


                                FOCUS PORTFOLIO



                   Style Select Series-Registered Trademark-
                             The SunAmerica Center
                   733 Third Avenue, New York, NY 10017-3204
                 General Marketing and Shareholder Information
                                 (800) 858-8850


--------------------------------------------------------------------------------

Focus Portfolio (the "Portfolio") is a separate investment portfolio of Style Select Series, Inc., an open-end management investment company (the "Fund"). The Portfolio seeks long-term growth of capital by investing generally in equity securities. The Portfolio is managed by SunAmerica Asset Management Corp. ("SunAmerica"). The assets of the Portfolio are normally allocated among at least three investment advisers (each, an "Adviser"), selected by SunAmerica subject to the review and approval of the Fund's Board of Directors. Each Adviser is independently responsible for advising its respective portion of the Portfolio's assets by selecting its ten favorite stocks for the Portfolio. The Advisers are BRAMWELL CAPITAL MANAGEMENT, INC. ("Bramwell"), JENNISON ASSOCIATES LLC ("Jennison") and MARSICO CAPITAL MANAGEMENT, LLC ("Marsico").


The Portfolio currently offers Class A, Class B and Class II shares. The offering price is the next-determined net asset value per share, plus for each class a sales charge which, at the investor's option, may be (i) imposed at the time of purchase (Class A shares), (ii) deferred (Class B shares and purchases of Class A shares in excess of $1 million) or (iii) with elements of a sales charge that is both imposed at the time of purchase and deferred (Class II shares). Class B shares may be subject to a declining contingent deferred sales charge ("CDSC") that may be imposed on redemptions made within six years of purchase. Class B shares of the Portfolio will convert automatically to Class A shares on the first business day of the month following the seventh anniversary of the issuance of such Class B shares. Class II shares may be subject to a CDSC imposed on redemptions made within one year of purchase. Each class makes distribution and account maintenance and service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). See "Purchase of Shares."

Shares of the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank through which such shares may be sold, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


This Prospectus explains concisely what you should know before investing in the Portfolio. Please read it carefully before investing and retain it for future reference. You can find more detailed information about the Portfolio in the Statement of Additional Information dated June 1, 1998, which is incorporated by reference into this Prospectus. The Statement of Additional Information may be obtained without charge by contacting the Fund at the address or telephone number listed above.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
          AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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2

TABLE OF CONTENTS

                    ----------------------------------------


    COVER  Focus Portfolio

        3  Summary of Fund Expenses

        4  Investment Objective, Policies and
           Restrictions

        5  Investment Techniques and Risk
           Factors

        7  Management of the Portfolio

       10  Purchase of Shares

       14  Redemption of Shares

       15  Exchange Privilege

       16  Portfolio Transactions, Brokerage and
           Turnover

       17  Determination of Net Asset Value

       17  Performance Data

       17  Dividends, Distributions and Taxes

       19  General Information


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                                                                               3

SUMMARY OF FUND EXPENSES
           ---------------------------------------------------------------------

A general comparison of the sales arrangements and other expenses applicable to Class A, Class B and Class II shares follows:


                                        FOCUS PORTFOLIO
                                     Class   Class   Class
                                       A       B       II
-----------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Load(1)        5.75%    None   1.00%
Maximum Sales Load on Reinvested
Dividends                             None    None    None
Maximum Deferred Sales Load(2)        None   4.00%   1.00%
Redemption Fees(3)                    None    None    None
Exchange Fees                         None    None    None
-----------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS
A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees                      0.85%   0.85%   0.85%
12b-1 Fees(4)                        0.35%   1.00%   1.00%
Other Expenses(5) (net of fee
waivers/expense reimbursements)      0.25%   0.25%   0.25%
TOTAL OPERATING EXPENSES (NET OF
FEE WAIVERS/EXPENSE
REIMBURSEMENTS)(5)                   1.45%   2.10%   2.10%
                                     ------  ------  ------
                                     ------  ------  ------
-----------------------------------------------------------


(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more. See "Purchase of Shares."


(2) Purchases of Class A shares in excess of $1 million will be subject to a CDSC on redemptions made within one year of purchase. The CDSC on Class B shares applies only if a redemption occurs within six years from their purchase date. The CDSC on Class II shares applies only on redemptions made within one year of purchase.

(3)  A $15.00 fee may be imposed for wire redemptions.

(4) 0.25% of the 12b-1 fee comprises an Account Maintenance and Service Fee. A portion of the Account Maintenance and Service Fee is allocated to member firms of the National Association of Securities Dealers, Inc. for continuous personal service by such members to investors in the Portfolio, such as responding to shareholder inquiries, quoting net asset values, providing current marketing material and attending to other shareholder matters. Class B or Class II shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.

(5) SunAmerica has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate set forth above under Total Operating Expenses. The information provided in the table represents estimated amounts for the current fiscal year net of current fee waivers/expense reimbursements. In the absence of such waivers and reimbursements, other expenses are estimated to be 0.40%, 0.40% and 0.40%, respectively, and total operating expenses are estimated to be 1.60%, 2.25% and 2.25%, respectively, for Class A, B and II, respectively.

EXAMPLE:
--------------------------------------------------------------------------------

You would pay the following expenses on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The 5% return and the expenses used in this example should not be considered indicative of actual or expected performance or expenses both of which will vary:

                                          1 YEARS    3 YEARS
                                          -------------------
FOCUS PORTFOLIO
(Class A Shares)                            $ 71       $ 101
(Class B Shares)*                           $ 61       $  96
(Class II Shares)                           $ 41       $  75

You would pay the following expenses on the same investment, assuming no redemption:

                                          1 YEARS    3 YEARS
                                          -------------------
FOCUS PORTFOLIO
(Class A Shares)                            $ 71       $ 101
(Class B Shares)*                           $ 21       $  66
(Class II Shares)                           $ 31       $  75

--------------------------------------------------------------------------------
* Class B shares convert to Class A shares on the first business day of the month following the seventh anniversary of the purchase of such Class B shares.

The foregoing examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.
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4


INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

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The investment objective of the Portfolio is long-term growth of capital. The
Portfolio seeks to achieve its investment objective primarily through long-term investment in equity securities. SunAmerica has selected three highly regarded investment managers to serve as Advisers to the Portfolio. SunAmerica will generally allocate investments in the Portfolio (and redemption requests) equally among its three Advisers. Each Adviser will manage a portion of the Portfolio's assets and will generally invest in the ten securities that represent its favorite stock-picking ideas. The Portfolio's Advisers emphasize different stock-picking styles and may invest in stocks with a range of market capitalizations. Under normal circumstances, the Portfolio intends to be substantially or fully invested in equity securities, including common stocks and other securities with the characteristics of common stocks.


As described above, the Portfolio will seek to achieve its investment objective through the combined efforts of three Advisers who will provide their ten favorite stock-picking ideas at any point in time. SunAmerica believes that most investment managers normally own a small number of stocks in which they are highly confident. But because holding only 10 or 15 stocks is not considered prudent from a diversification standpoint or practical given the large dollar amounts managed by most successful managers, most stock mutual funds hold more than 50 stocks. SunAmerica believes that, over time, the performance of most investment managers' "highest confidence" stocks exceeds that of their more diversified portfolios. In addition, SunAmerica has selected Advisers with a variety of stock-picking disciplines. SunAmerica believes that during any given year certain stock-picking styles will generate higher returns while others will lag. By including a variety of stock-picking styles in a single mutual fund, SunAmerica believes that the variability of returns among stock-picking styles can be lessened.

The Portfolio will be actively managed by each Adviser, which will continuously review its stock picks. An Adviser will sell a stock when it is out of favor or to make room in its portion of the Portfolio for a new favorite. At times, an Adviser's portion of the Portfolio may consist of fewer than ten stock positions, for example after an out of favor stock has been sold but before a new favorite is available for purchase. In addition, to facilitate the orderly liquidation of stock positions, an Adviser may on occasion have more than ten stock positions in its portion of the Portfolio.


The Fund expects that differences in investment returns among the portions of the Portfolio managed by different Advisers will cause the actual percentage of the Portfolio's assets managed by each Adviser to vary over time. SunAmerica does not intend to rebalance the allocation in the Portfolio among the Advisers but reserves the right to do so if the assets managed by an Adviser deviate significantly from that portion managed by any other Adviser to the Portfolio. Re-balancing may involve re-directing cash flows from a better performing Adviser to one with relatively lower returns.


There can be no assurance that the Portfolio's investment objective will be met or that the net return on an investment in the Portfolio will exceed that which could have been obtained through other investment or savings vehicles. The section "Investment Techniques and Risk Factors" contains a discussion of the types of securities in which the Portfolio may invest and certain investment techniques that each Adviser for the Portfolio may use. In addition, that section contains a discussion of certain of the principal risks attendant to an investment in the Portfolio.

Except as specifically indicated, the Portfolio's investment objective and the investment policies and strategies described herein are not fundamental policies of the Portfolio and may be changed by the Board without the approval of shareholders. Certain investment restrictions may not be changed without a majority vote of the outstanding voting securities of the Portfolio. The Portfolio's fundamental investment restrictions are described in the Statement of Additional Information. For purposes of any investment policies or restrictions discussed below, the percentage limitations of the Portfolio will be applied by each Adviser to the portion of the Portfolio's assets managed by that Adviser and will be determined at the time of an investment. SunAmerica, however, is ultimately responsible for overseeing compliance by the Advisers,
and
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                                                                               5

will in such capacity verify that in the aggregate the investments of the Portfolio complies with applicable percentage limitations.

The Portfolio is "non-diversified" (as such term is defined under the 1940 Act), subject, however, to certain tax diversification requirements. See "Dividends, Distributions and Taxes."

INVESTMENT TECHNIQUES AND RISK FACTORS
           ---------------------------------------------------------------------

Unless otherwise specified, the Portfolio may invest in the following securities and use the following techniques. The stated percentage limitations are applied to an investment at the time of purchase unless otherwise indicated.


COMMON STOCKS. The fundamental risk associated with any fund that invests primarily in common stocks is that the value of the common stocks in the portfolio might decrease. Stock markets generally tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. Individual stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment types. The Portfolio is not an appropriate investment for those who are unable or unwilling to assume the risks involved generally with investments in common stocks.



INVESTMENT IN SMALL-CAP COMPANIES. The Portfolio may invest in small companies having market capitalizations of under $1 billion. While such companies may realize more substantial growth than larger, more established companies, they may also be subject to some additional risks. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management than larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies.



FOREIGN SECURITIES. The Portfolio is authorized to invest up to 30% of its total assets in U.S. dollar denominated securities of foreign companies including American Depositary Receipts. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange-control regulations. The value of a security may fluctuate as a result of currency exchange rates in a manner unrelated to the underlying value of the security. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies may be less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S. In addition, there is generally less governmental regulation of stock exchanges, brokers and listed companies abroad than in the U.S. Investments in foreign securities may also be subject to other risks, different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation and imposition of withholding taxes on income from sources within such countries.



SHORT-TERM INVESTMENTS. In addition to its primary investments, the Portfolio may also invest up to 25% of its total assets in both U.S. and non-U.S. dollar denominated money market instruments (a) for liquidity purposes (to meet redemptions and expenses) or (b) to generate a return on idle cash held in the Portfolio pending investment in

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6


the Portfolio's equity securities. Money market instruments include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. See the Appendix to the Statement of Additional Information for a description of securities rating.


REPURCHASE AGREEMENTS. Under these types of agreements, the Portfolio buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time (generally within seven days) and price. The seller must maintain appropriate collateral with the Portfolio's custodian (or at an appropriate sub-custodian in the case of tri- or quad-party repurchase agreements). The Portfolio will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser, subject to the guidance of the Directors. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Portfolio may be delayed or limited. There is no limit on the amount of the Portfolio's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.


ILLIQUID AND RESTRICTED SECURITIES. No more than 15% of the value of the Portfolio's net assets may be invested in securities which are illiquid, including repurchase agreements that have a maturity of longer than seven days. For this purpose, not all securities which are restricted are deemed to be illiquid. For example, restricted securities which the Board of Directors, or the Adviser pursuant to guidelines established by the Board of Directors, has determined to be marketable, such as securities eligible for sale under Rule 144A promulgated under the Securities Act of 1933, as amended or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement which by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. Subject to the applicable limitation on illiquid securities investments, the Portfolio may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement. See "Illiquid Securities" in the Statement of Additional Information for a further discussion of investments in such securities.



BORROWING. As a matter of fundamental policy, the Portfolio is authorized to borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. The Portfolio will not borrow for investment purposes.


LOANS OF PORTFOLIO SECURITIES. The Portfolio may lend portfolio securities in amounts up to 33 1/3% of its total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. By lending its portfolio securities, the Portfolio will receive income while retaining the securities' potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. The proceeds of such loans will be invested in high-quality short-term debt securities, including repurchase agreements.
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                                                                               7


MANAGEMENT OF THE PORTFOLIO

           ---------------------------------------------------------------------

DIRECTORS. The Directors of the Fund are responsible for the overall supervision of the operation of the Fund and the Portfolio and perform various duties imposed on directors of investment companies by the 1940 Act and by the State of Maryland.


SUNAMERICA ASSET MANAGEMENT CORP. SunAmerica is an indirect wholly owned subsidiary of SunAmerica Inc., an investment-grade financial services company which, as of March 31, 1998, held more than $55 billion in assets. SunAmerica Inc.'s principal executive offices are located at 1 SunAmerica Center, Los Angeles, CA 90067-6022. In addition to managing the Fund, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc. and SunAmerica Series Trust. SunAmerica managed, advised and/or administered assets of approximately $14.5 billion as of March 31, 1998 for investment companies, individuals, pension accounts and corporate and trust accounts.


SunAmerica selects the Advisers for the Portfolio, provides various administrative services and supervises the Portfolio's daily business affairs, subject to general review by the Directors. The Investment Advisory and Management Agreement entered into between SunAmerica and the Fund, on behalf of the Portfolio (the "Management Agreement") authorizes SunAmerica to manage the assets of the Portfolio and/or to retain the Advisers to do so. SunAmerica monitors the activities of the Advisers, and from time to time will recommend the replacement of an Adviser on the basis of investment performance, style drift, or other considerations.

The annual rate of the investment advisory fee payable to SunAmerica is 0.85% of Assets. The term "Assets" means the average daily net assets of the Portfolio. The investment advisory fees are accrued daily and paid monthly, and may be higher than those charged to other funds.

SunAmerica has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of 1.45% of the Assets of Class A shares and 2.10% of the Assets of Class B and Class II shares for the Portfolio. SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to the Portfolio's investors. SunAmerica may terminate all such waivers and/ or reimbursements at any time. Further, any waivers or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.

THE ADVISERS. The organizations described below act as Advisers to the Focus Portfolio pursuant to agreements with SunAmerica (each, a "Subadvisory Agreement" and collectively the "Subadvisory Agreements"). The duties of each Adviser include furnishing continuing advice and recommendations to the relevant portion of the Portfolio regarding securities to be purchased and sold. Each Adviser, therefore, generally formulates the continuing program for management of the Assets under its control consistent with the Portfolio's investment objective and the investment policies established by the Board. Because each Adviser manages its portion of the Portfolio independently of the Portfolio's other Advisers, the same security may be held in two different portions of the Portfolio, or may be acquired for one portion of the Portfolio at the time that the Adviser to another portion of the Portfolio deems it appropriate to dispose of the security from that other portion. Under some market conditions, one or more of the Advisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio.

Each of the Advisers is independent of SunAmerica and discharges its responsibilities subject to the oversight and supervision of SunAmerica, which pays the Advisers' fees. Each Adviser is paid monthly by SunAmerica a fee equal to a percentage of the Assets of the Portfolio allocated to the Adviser. The actual aggregate annual rate of such fee is 0.40%, expressed as a percentage of the Assets of the Portfolio. In addition, SunAmerica has agreed to pay an additional $50,000 to the Adviser with the highest total return for its portion of the Portfolio for each calendar year.
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8


SunAmerica may terminate any Subadvisory Agreement without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission which permits SunAmerica, subject to certain conditions, to enter into Subadvisory Agreements relating to the Fund with Advisers approved by the Board without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board, but without shareholder approval, to employ new Advisers for new or existing Portfolios, change the terms of particular Subadvisory Agreements or continue the employment of existing Advisers after events that would otherwise cause an automatic termination of a Subadvisory Agreement. Shareholders of the Portfolio have the right to terminate a Subadvisory Agreement for the Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio. Shareholders will be notified of any Adviser changes. The order also permits the Fund to disclose to shareholders the Advisers' fees only in the aggregate for the Portfolio.

The Advisers for the Portfolio are Bramwell, Jennison and Marsico.

BRAMWELL CAPITAL MANAGEMENT, INC.


Bramwell is a Delaware corporation located at 745 Fifth Avenue, New York, NY 10151. Elizabeth R. Bramwell is the founder and Chief Executive Officer of Bramwell and owns all of the outstanding capital stock of Bramwell. As of April 30, 1998, Bramwell had under management approximately $605 million in assets.


            Elizabeth R. Bramwell serves as the Portfolio Manager for Bramwell's portion of the Portfolio. Ms. Bramwell founded Bramwell in 1994 and has been the Chief Executive Officer ever since. From 1987 until February 1994, Ms. Bramwell was President, Chief Investment Officer, Portfolio Manager and Trustee of The Gabelli Growth Fund.



  [PHOTO]
JENNISON ASSOCIATES LLC


Jennison is a Delaware limited liability company located at 466 Lexington Avenue, New York, NY 10017. Jennison is wholly-owned by The Prudential Insurance Company of America, a major diversified insurance and financial services company. As of April 30, 1998, Jennison had approximately $42.5 billion in assets under management for institutional and mutual fund clients.


            Spiros "Sig" Segalas serves as the Portfolio Manager for Jennison's portion of the Portfolio. Mr. Segalas is a founding director of Jennison, which was established in 1969, and he has been the Director and Equity Portfolio Manager ever since. In addition, Mr. Segalas has served as President and Chief Investment Officer of
Jennison since 1993 and 1971, respectively.



  [PHOTO]
MARSICO CAPITAL MANAGEMENT, LLC


Marsico is a Colorado limited liability company located at 1200 17th Street, Suite 1300, Denver, CO 80202. Thomas F. Marsico is Chairman and Chief Executive Officer and has voting control of Marsico. As of April 30, 1998, Marsico had under management approximately $1 billion in assets.


            Thomas F. Marsico serves as the Portfolio Manager for Marsico's portion of the Portfolio. Mr. Marsico has been the Chairman and Chief Executive Officer of Marsico since he formed Marsico in 1997. From 1988 through 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund and from 1991 through 1997, Mr. Marsico served as the portfolio manager of the Janus Growth & Income Fund.



  [PHOTO]
THE DISTRIBUTOR. SunAmerica Capital Services, Inc. (the "Distributor"), an indirect wholly owned subsidiary of SunAmerica, acts as distributor of the shares of the Portfolio pursuant to the Distribution Agreement between the Distributor and the Fund on behalf of the Portfolio. The Distributor receives all initial and deferred sales charges in connection with the sale of Portfolio shares, all or a portion of which it may reallow to other broker-dealers. The Distributor and other broker-dealers pay commissions to salespersons, as well as the cost of printing and mailing prospectuses to potential investors and of any advertising expenses incurred by them in connection with their distribution of Portfolio shares.

The Distributor, at its expense, may from time-to-time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of the Portfolio. Such compensation may include (i) full re-allowance of the front-end sales charge on Class A and Class II shares; (ii) additional compensation with respect to the sale of Class A,
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                                                                               9


Class B and Class II shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Portfolio and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant amount of shares of the Portfolio. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests: (i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sporting events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Portfolio's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by the laws of any state or any self-regulatory agency, such as, for example, the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act.


Certain laws and regulations limit the ability of banks and other depository institutions to underwrite and distribute securities. However, in the opinion of SunAmerica based upon the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services to investment companies of the type contemplated by the Distribution Plans (as described below). The Directors will consider appropriate modifications to the operations of the Portfolio, including discontinuance of payments under the Distribution Plans to banks and other depository institutions, in the event such institutions can no longer provide the services called for under their agreements. Banks and other financial services firms may be subject to various state laws regarding services described, and may be required to register as dealers pursuant to state law.

DISTRIBUTION PLANS. Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's board of directors and approved by its shareholders. Pursuant to such rule, the Directors and the shareholders of each class of shares of the Portfolio have adopted Distribution Plans hereinafter referred to as the "Class A Plan," the "Class B Plan," and the "Class II Plan" and collectively as the "Distribution Plans." In adopting each Distribution Plan, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Portfolio and the shareholders of each respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Class A Plan, the Distributor may receive payments from the Portfolio at an annual rate of up to 0.10% of the average daily net assets of the Portfolio's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class II Plans, the Distributor may receive payments from the Portfolio at the annual rate of up to 0.75% of the average daily net assets of the Portfolio's Class B and Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, the Class B Plan or the Class II Plan will exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of the Portfolio may pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in the Portfolio by their customers.

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10


THE ADMINISTRATOR. The Fund has entered into a Service Agreement under the terms of which SunAmerica Fund Services, Inc. ("SAFS" or the "Administrator"), an indirect wholly owned subsidiary of SunAmerica Inc., assists the Transfer Agent in providing shareholder services. Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Portfolio, accrued daily and payable monthly, at an annual rate of 0.22% of the average daily net assets. See the Statement of Additional Information for more information.


PURCHASE OF SHARES
           ---------------------------------------------------------------------


GENERAL. Shares of the Portfolio are sold at the respective net asset value next calculated after receipt of a purchase order, plus a sales charge, which, at the election of the investor, either (i) may be imposed at the time of purchase (Class A shares), (ii) may be imposed on a deferred basis (Class B shares and certain Class A shares) or (iii) may contain certain elements of a sales charge that is imposed at the time of purchase and that is deferred (Class II Shares).



The minimum initial investment in the Portfolio is $500 and the minimum subsequent investment is $100. However, for (i) wrap or certain other advisory accounts for the benefit of clients of broker-dealers, financial institutions, registered investment advisers or financial planners adhering to certain standards established by the Distributor and (ii) Individual Retirement Accounts ("IRAs"), Keogh Plan accounts and accounts for other qualified plans, the minimum initial investment is $250 and the minimum subsequent investment is $25. The decision as to which class is most beneficial to an investor depends on the amount and intended length of the investment. Investors should consult their investment adviser for help in determining which class of shares is most appropriate for them.



Generally, investors making large investments, qualifying for a reduced initial sales charge, might consider Class A shares because there is a lower distribution fee than Class B and Class II shares. Shareholders who purchase $1 million or more of shares of the Portfolio should only purchase Class A shares. Investors making small investments might consider Class B because 100% of the purchase price is invested immediately. Similarly, such an investor with a shorter investment horizon may wish to consider Class II. Dealers may receive different levels of compensation depending on which class of shares they sell. Investors should consider the CDSC period and any conversion rights in the context of their investment time frame. For example, while Class II shares have a shorter CDSC period than Class B shares, Class II shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee.



Upon making an investment in shares of the Portfolio, an open account will be established under which shares of the Portfolio and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by State Street Bank and Trust Company ("State Street") and its affiliate, National Financial Data Services ("NFDS") (collectively, the "Transfer Agent"). Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.


CLASS A SHARES. Class A shares are offered at net asset value plus an initial sales charge, which varies with the size of the purchase as follows:

                                             SALES           CONCESSION OF
                                            CHARGE              DEALERS
                                     ---------------------   -------------
                                       % OF        % OF          % OF
                                     OFFERING   NET AMOUNT     OFFERING
         SIZE OF PURCHASE             PRICE      INVESTED        PRICE
-----------------------------------  --------   ----------   -------------
Less than
  $50,000..........................   5.75%       6.10%          5.00%
$50,000 but less than $100,000.....   4.75%       4.99%          4.00%
$100,000 but less than $250,000....   3.75%       3.90%          3.00%
$250,000 but less than $500,000....   3.00%       3.09%          2.25%
$500,000 but less than
  $1,000,000.......................   2.10%       2.15%          1.35%
$1,000,000 or more.................    None        None        see below

No sales charge is payable at the time of purchase on investments of $1 million or more. In addition, subject to the conditions listed below, shares may be purchased at net asset value, without payment of a sales charge, by employee benefit plans qualified under Sections 401 or 457 of the

                                                                 [LOGO]
                                                                              11


Internal Revenue Code of 1986, as amended (the "Code"), or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the investment portfolios of the Fund (or in combination with the shares of other funds in the SunAmerica Mutual Funds, which consist of the SunAmerica Equity Funds, SunAmerica Income Funds and SunAmerica Money Market Fund and other portfolios of Style Select Series) is at least $1 million (b) the sponsor signs a $1 million Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator for which has an agreement with the Distributor with respect to such purchases and all such transactions for the plan are executed through a single omnibus account. Nevertheless, the Distributor will pay a commission to any dealer who initiates or is responsible for such an investment, in the amount of 1.00% of the amount invested. Redemptions of such shares within the twelve months following their purchase will be subject to a CDSC at the rate of 1.00% of the lesser of the net asset value of the shares being redeemed (exclusive of reinvested dividends and distributions) or the total cost of such shares. This CDSC is paid to the Distributor. Redemptions of such shares held longer than twelve months would not be subject to a CDSC. However, one-half of the commission paid with respect to such a purchase is subject to forfeiture by the dealer in the event the redemption occurs during the second year from the date of purchase. In determining whether a deferred sales charge is payable, it is assumed that shares purchased with reinvested dividends and distributions and then other shares held the longest are redeemed first.


To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of SunAmerica Inc. and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by wrap or certain other advisory accounts for the benefit of clients of broker-dealers, financial institutions, registered investment advisers or financial planners adhering to certain standards established by the Distributor. Shares purchased under this waiver are subject to certain limitations described in the Statement of Additional Information. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting Shareholder/Dealer Services at (800) 858-8850.

There are certain special purchase plans for Class A shares which can reduce the amount of the initial sales charge to investors in the Funds. For more information about "Combined Purchase Privilege," "Rights of Accumulation," the "Letter of Intent," and "Reduced Sales Charges for Group Purchases," see the Statement of Additional Information.


CLASS B SHARES. Class B shares are offered at net asset value. Certain redemptions of Class B shares within the first six years of the date of purchase are subject to a CDSC. The charge is assessed on an amount equal to the lesser of the then-current market value or the purchase price of the shares being redeemed. No charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining whether a CDSC is applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, it is assumed that the redemption is first of any shares of a class other than Class B that are not themselves subject to a CDSC, second of any shares in the shareholder's Portfolio account that are not subject to a CDSC (i.e., shares representing reinvested dividends and distributions), third of shares held for more than six years and fourth of shares held the longest during the six-year period. The CDSC will not be applied to dollar amounts representing an increase in the net asset value of the shares being redeemed since the time of purchase of such redeemed shares. The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of the shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been

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12

made on the first day of the month. The following table sets forth the rates of the CDSC.

                                                    CONTINGENT DEFERRED SALES
                                                     CHARGE AS A PERCENTAGE
               YEAR SINCE PURCHASE                   OF DOLLARS INVESTED OR
                 PAYMENT WAS MADE                      REDEMPTION PROCEEDS
--------------------------------------------------  -------------------------
First.............................................               4%
Second............................................               4%
Third.............................................               3%
Fourth............................................               3%
Fifth.............................................               2%
Sixth.............................................               1%
Seventh and thereafter............................               0%


CONVERSION FEATURE--CLASS B SHARES. Class B shares (including a pro rata portion of the Class B shares purchased through the reinvestment of dividends and distributions) will convert automatically to Class A shares on the first business day of the month following the seventh anniversary of the issuance of such Class B shares. Subsequent to the conversion of a Class B share to a Class A share, such share will no longer be subject to the higher distribution fee of Class B shares. Such conversion will be on the basis of the relative net asset values of Class B shares and Class A shares, without the imposition of any sales load, fee or charge.


CLASS II SHARES. Class II shares are offered at net asset value plus an initial sales charge as follows:

              SALES CHARGE                    CONCESSION
----------------------------------------      OF DEALERS
                                          -------------------
       % OF                 % OF                 % OF
  OFFERING PRICE     NET AMOUNT INVESTED    OFFERING PRICE
-------------------  -------------------  -------------------
       1.00%                1.01%                1.00%

Certain redemptions of Class II shares within the first year of the date of purchase are subject to a CDSC of 1%. The method for calculating any such CDSC will be the same method used for calculating the CDSC for Class B shares. See "Class B Shares" above.


WAIVER OF CDSC. The CDSC applicable to Class B and Class II shares will be waived, subject to certain conditions, in connection with redemptions which are
(a) requested within one year of the death of the shareholder of an individual account or a joint tenant where the surviving joint tenant is the deceased's spouse; (b) requested within one year after the shareholder of an individual account or of a joint tenant on a spousal joint tenant account becomes disabled; or the initial determination of disability of a shareholder; (c) taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica serves as fiduciary (e.g., prepares all necessary tax reporting documents); provided that, in the case of a taxable distribution, the plan participant or accountholder has attained the age of 59 1/2 at the time the redemption is made; (d) made pursuant to a Systematic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the Plan is established, provided, however, that all dividends and capital gains distributions are reinvested in Portfolio shares; and (e) made of shares in accounts consisting of assets which were originally individually managed by SunAmerica and had paid an investment advisory fee to SunAmerica. See the Statement of Additional Information for further information concerning conditions with respect to (a) and (b) above. For information on the waiver of the CDSC contact Shareholder/Dealer services at (800)858-8850.


OTHER CDSC INFORMATION. For Federal income tax purposes, the amount of the CDSC will reduce the amount realized on the redemption of shares, concomitantly reducing gain or increasing loss. For information on the imposition and waiver of the CDSC contact Shareholder/Dealer Services at (800) 858-8850.


ASSET PROTECTION PLAN (OPTIONAL). Anchor National Life Insurance Company (the "Life Company"), an affiliate of the SunAmerica and the Distributor, offers an Asset Protection Plan to certain investors in the Portfolio. The benefits of this optional term life insurance (payable on the death of the insured) will relate to the amounts paid to purchase Portfolio shares and to the value of the Portfolio shares held for the benefit of the insured persons. However, to the extent such purchased shares are redeemed prior to death, coverage with respect to such shares will terminate.



Purchasers of the Asset Protection Plan are required to authorize periodic redemptions of Portfolio shares to pay the premiums for such coverage. Such redemptions will not be subject to CDSCs, but will have the same tax consequences as any other Fund redemptions.



The Asset Protection Plan will be available to eligible persons who enroll for the coverage within a limited time period after shares in the Portfolio are initially purchased or transferred. In addition, coverage cannot be made available unless the Life Company knows for whose benefit shares are purchased. For instance, coverage

                                                                 [LOGO]
                                                                              13


cannot be made available for shares registered in the name of your broker unless the broker provides the Life Company with information regarding the beneficial owners of such shares. In addition, coverage is available only to shares purchased on behalf of natural persons under the age of 75 years; coverage is not available with respect to shares purchased for a retirement account. Other restrictions on the coverage apply. This coverage may not be available in all states and may be subject to additional restrictions or limitations. Purchasers of shares should also make themselves familiar with the impact on the Asset Protection Plan coverage of purchasing additional shares, reinvestment of dividends and capital gains distributions and redemptions.



Please call (800) 858-8850 for more information, including the cost of the Asset Protection Plan option.


ADDITIONAL PURCHASE INFORMATION. All purchases are confirmed to each shareholder. The Fund and the Distributor reserve the right to reject any purchase order and may at any time discontinue the sale of any class of shares of the Portfolio. Shares of the Portfolio may be purchased through the Distributor or SAFS, by check or federal funds wire.

Shareholders who have met the minimum initial investment of the Portfolio may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semi-annual or annual basis. Purchases can be made via electronic funds transfer through the Automated Clearing House or by physical draft check. Purchases made via physical draft check require an authorization card to be filed with the shareholder's bank.


Checks should be made payable to the "Focus Portfolio." If the payment is for a retirement plan account for which the SunAmerica serves as fiduciary, please indicate on the check that payment is for such an account. Payments to open new accounts should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, together with a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 419373, Kansas City, Missouri 64141-6373 and the shareholder's account number for the portfolio should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Fund will accept a multi-party check (E.G., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Fund in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Fund does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Fund should not be considered verification thereof. Neither the Fund nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement.


Shares will be priced at the net asset value next determined after the order is placed with the Distributor or SAFS. See "Additional Information Regarding Purchase of Shares" in the Statement of Additional Information for more information regarding these services and the procedures involved and when orders are deemed to be placed.

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14

REDEMPTION OF SHARES
           ---------------------------------------------------------------------

Shares of the Portfolio may be redeemed at any time at their net asset value next determined, less any applicable CDSC, after receipt by the Fund of a redemption request in proper form. Redemptions are taxable transactions for federal income tax purposes. See "Dividends, Distributions and Taxes."

GENERAL. Normally payment is made by check mailed on the next business day for shares redeemed, but in any event, payment is made by check mailed within seven days after receipt by the Transfer Agent of share certificates or of a redemption request, or both, in proper form. Under unusual circumstances, the Portfolio may suspend repurchases or postpone payment for up to seven days or longer, as permitted by the federal securities laws.


REGULAR REDEMPTION. Shareholders may redeem their shares by sending a written request to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. Requests for redemption of shares with a value of less than $100,000 will be made by check made payable to the shareholder(s) and mailed to the address of record. All written requests for redemption of shares with a value of $100,000 or more, or those mailed to an address other than the address of record, must be endorsed by the shareholder(s) with signature(s) guaranteed by an "eligible guarantor institution" which includes: banks, brokers, dealers, credit unions, securities and exchange associations, clearing agencies and savings associations. Guarantees must be signed by an authorized signatory of the eligible guarantor and the words "Signature Guaranteed" must appear with the signature. Signature guarantees by notaries will not be accepted. SAFS may request further documentation from corporations, executors, administrators, trustees or guardians.


REPURCHASE THROUGH THE DISTRIBUTOR. The Distributor is authorized, as agent for the Portfolio, to offer to repurchase shares which are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of the Portfolio next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Portfolio's close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Portfolio nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time, as described below.

TELEPHONE REDEMPTION. The Fund accepts telephone requests for redemption of shares with a value of less than $100,000. The proceeds of a telephone redemption may be sent by check payable to the shareholder(s) and mailed to the address of record, or by wire to the shareholder's bank account as set forth in the New Account Application Form or in a subsequent written authorization. Shareholders utilizing the redemption through the electronic funds transfer method will incur a $15.00 transaction fee. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Failure to do so may result in liability to the Fund for losses incurred due to unauthorized or fraudulent telephone instructions. Such procedures include, but are not limited to, requiring some form of personal identification prior to acting upon instructions received by telephone and/or tape recording of telephone instructions.


A shareholder making a telephone redemption should call Shareholder/Dealer Services at (800) 858-8850, and state (i) the name of the shareholder(s) appearing on the Fund's records, (ii) his or her account number with the Fund,
(iii) the name of the Portfolio, (iv) the amount to be redeemed and (v) the name of the person(s) requesting the redemption. The Fund reserves the right to terminate or modify the telephone redemption service at any time.



SYSTEMATIC WITHDRAWAL PLAN. Shareholders who have invested at least $5,000 in the Portfolio may provide for the periodic payment from the account pursuant to the Systematic Withdrawal Plan. Payment may be made by check or by electronic funds transfer through the Automated Clearing House. At the shareholder's election, such payment may be made directly to the shareholder or

                                                                 [LOGO]
                                                                              15

to a third party on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $50. Maintenance of a withdrawal plan concurrently with purchases of additional shares may be disadvantageous to a shareholder because of the sales charge applicable to such purchases. Shareholders who have been issued share certificates will not be eligible to participate in the Systematic Withdrawal Plan and will have to comply with certain additional procedures in order to redeem shares. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

OTHER REDEMPTION INFORMATION. At various times, the Portfolio may be requested to redeem shares for which it has not yet received good payment. The Portfolio may delay or cause to be delayed the mailing of a redemption check until such time as good payment (E.G., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Because of the high cost of maintaining smaller shareholder accounts, the Portfolio may redeem, on at least 60 days' written notice and without shareholder consent, any account that has a net asset value of less than $500 ($250 for retirement plan accounts), as of the close of business on the day preceding such notice, unless such shareholder increases the account balance to at least $500 during such 60-day period. In the alternative, the Portfolio may impose a $2.00 monthly charge on accounts below the minimum account size.

If a shareholder redeems shares of any class of the Portfolio and then within one year from the date of redemption decides the shares should not have been redeemed, the shareholder may use all or any part of the redemption proceeds to reinstate, free of sales charges (Class A and Class II shares) and with the crediting of any CDSC paid with respect to such reinstated shares at the time of redemption (Class B and Class II shares), all or any part of the redemption proceeds in shares of the Portfolio at the then-current net asset value. Reinstatement may affect the tax status of the prior redemption.

EXCHANGE PRIVILEGE
           ---------------------------------------------------------------------


GENERAL. Shareholders of the Portfolio may exchange their shares for the same class of shares of any other investment portfolio of the Fund or other funds in the SunAmerica Family of Mutual Funds that offer such class at the respective net asset value per share. In addition, Class II shares of the Portfolio can be exchanged for Class C shares of any other investment portfolio of the Fund or other funds in the SunAmerica Family of Mutual Funds. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can only be effected if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.


If a shareholder acquires Class A shares through an exchange from another SunAmerica fund where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the 1% CDSC, if any, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the 1% CDSC is applicable upon a redemption of any of such shares.

A shareholder who acquires Class B or Class II shares through an exchange from another

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16

SunAmerica fund will retain liability for any deferred sales charge which is outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A. In the event that any Class B shares exchanged for Class B of the Portfolio have a lower CDSC schedule, the lower schedule will apply upon redemption of such shares from the Fund.

RESTRICTIONS ON EXCHANGES. Because excessive trading (including short-term market timing trading) can hurt the Portfolio's performance, the Portfolio may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of the Portfolio's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, the Portfolio reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio's assets. In particular, a pattern of exchanges that coincide with a market timing strategy may be disruptive to the Portfolio and may therefore be refused.

Finally, as indicated under "Purchase of Shares," the Portfolio and Distributor reserve the right to refuse any order for the purchase of shares.

PORTFOLIO TRANSACTIONS, BROKERAGE AND TURNOVER
           ---------------------------------------------------------------------

The Advisers are responsible for decisions to buy and sell securities for the Portfolio, selection of broker-dealers and negotiation of commission rates for their respective portion of the Portfolio. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price which includes an underwriter's concession or discount. On occasion, certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

As a general matter, the Advisers select broker-dealers which, in their best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. The Adviser may select broker-dealers which provide them with research services and may cause the Portfolio to pay such broker-dealers commissions which exceed those which other broker-dealers may have charged, if in the Adviser's view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Brokerage arrangements may take into account the distribution of Portfolio shares by broker-dealers, subject to best price and execution. In addition, brokerage may be allocated to brokers that pay (or cause to be paid) expenses of the Portfolio, subject to best price and execution. The Advisers may effect portfolio transactions through an affiliated broker-dealer, acting as agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

The Portfolio has no limitation regarding its policy with respect to portfolio turnover. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities, excluding short-term securities, by the average monthly value of the Portfolio's long-term portfolio securities. Because each of the Advisers manages its portion of the Portfolio's assets independently, it is possible that the same security may be purchased and sold on the same day by two or more Advisers, resulting in higher brokerage commissions for the Portfolio. Notwithstanding the foregoing, however, the portfolio turnover

                                                                 [LOGO]
                                                                              17

rate for the Portfolio is not expected to exceed 100%. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Portfolio. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

DETERMINATION OF NET ASSET VALUE
           ---------------------------------------------------------------------

The Portfolio is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 P.M., Eastern time). The Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of each class. Investments for which market quotations are readily available are valued at market. All other securities and assets are valued at fair value following procedures approved by the Directors.

PERFORMANCE DATA
           ---------------------------------------------------------------------

The Portfolio may advertise performance data that reflect its total investment return. A brief summary of the computations is provided below and a detailed discussion is in the Statement of Additional Information. Total return is based on historical earnings and is not intended to indicate future performance.

Total return performance data may be advertised by the Portfolio. The average annual total return may be calculated for one-, five- and ten-year periods or for the lesser period since inception. These performance data represent the average annual percentage changes of a hypothetical $1,000 investment and assumes the reinvestment of all dividends and distributions and includes sales charges and recurring fees that are charged to shareholder accounts. The Portfolio's advertisements may also reflect total return performance data calculated by means of cumulative, aggregate, average, year-to-date, or other total return figures. Further, the Portfolio may advertise total return performance for periods of time in addition to those noted above.

Although expenses for Class B and Class II shares may be higher than those for Class A shares, the performance of Class B and Class II shares may be higher than the performance of Class A shares after giving effect to the impact of the sales charges and 12b-1 fees applicable to each class of shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES
           ---------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS. Dividends from net investment income, if any, and the excess of net realized long-term capital gains over net capital losses ("capital gain distributions"), if any, will be distributed to the shareholders at least annually. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January which were declared in the previous calendar quarter will be treated as paid in December of the previous year. With respect to capital gain distributions, the Portfolio's policy is to offset any prior year capital loss carry forward against any realized capital gains, and accordingly, no distribution of capital gains will be made until gains have been realized in excess of any such loss carry forward. Dividends and distributions are paid in additional shares based on the next determined net asset value, unless the shareholder elects in writing, not less than five business days prior to the payment date, to receive amounts in excess of $10 in cash.

In addition to having the dividends and distributions of the Portfolio reinvested in shares of the Portfolio, a shareholder may, if he or she so elects on the New Account Application Form, have dividends and distributions invested in the same class of shares of any other SunAmerica Mutual Fund

         [LOGO]
18

or any other investment series of the Fund at the then-current net asset value of such fund(s).

TAXES. The Portfolio intends to qualify and elect to be taxed as a regulated investment company under the Internal Revenue Code of 1986 (the "Code"). While so qualified, the Fund and the Portfolio will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gains distributed to its shareholders.

For federal income tax purposes, dividends of net investment income and distributions of any net realized short-term capital gain, whether paid in cash or reinvested in shares of the Portfolio, are taxable to shareholders as ordinary income. Distributions made from the Portfolio's net capital gains (including gains from certain transactions in futures and options) are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Portfolio shares. Recent legislation created several categories of capital gains. To the extent the Portfolio's income is derived from certain dividends received from domestic corporations, a portion of the dividends paid to corporate shareholders of the Portfolio will be eligible for the 70% dividends received deduction.

Ordinary income dividends paid by the Portfolio to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder's basis in the Class A shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period for the converted Class B shares.

A shareholder who holds shares as a capital asset (I.E., generally, for investment) generally will recognize a capital gain or loss upon the sale or exchange of such shares. In the case of an individual, any such capital gain will be treated as short-term capital gain if the shares were held for not more than 12 months, capital gain taxable at the maximum rate of 28% if such shares were held for more than 12, but not more than 18 months, and capital gain taxable at the maximum rate of 20% if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be a long-term capital loss if such shares were held for more than one year. However, any loss realized by a shareholder who held shares for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

If a shareholder exercises the exchange privilege within 90 days of acquiring such shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent the sales charge paid to the fund reduces any charges the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares. See "Exchange Privilege."

A loss realized on a sale or exchange of shares of the Portfolio will be disallowed if other Portfolio shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Portfolio or who, to the Portfolio's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding.

                                                                 [LOGO]
                                                                              19

Statements as to the tax status of distributions to shareholders of the Portfolio will be mailed annually. Shareholders are urged to consult their own tax advisors regarding specific questions as to federal, state or local taxes. Foreign shareholders are also urged to consult their own tax advisors regarding the foreign tax consequences of ownership of interests in the Portfolio. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.

GENERAL INFORMATION
           ---------------------------------------------------------------------

REPORTS TO SHAREHOLDERS. The Fund sends to its shareholders audited annual and unaudited semi-annual reports for the Portfolio. The financial statements appearing in annual reports are audited by independent accountants. In addition, the Transfer Agent sends to each shareholder having an account directly with the Fund a statement confirming transactions in the account.

ORGANIZATION. The Fund, a corporation organized under the laws of the State of Maryland on July 3, 1996, is an open-end management investment company, commonly referred to as a mutual fund. The Fund consists of nine investment series, including the Portfolio. The other eight series, which are not being offered pursuant to this Prospectus, are: the Large-Cap Growth Portfolio, the Mid-Cap Growth Portfolio, the Aggressive Growth Portfolio, the Large-Cap Blend Portfolio, the Large-Cap Value Portfolio, the Value Portfolio, the Small-Cap Value Portfolio and the International Equity Portfolio.

The total number of shares which the Fund has the authority to issue is one billion (1,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to one hundred thousand dollars ($100,000.00). The shares of the Portfolio are initially classified into three classes, each consisting of twenty-five million (25,000,000) shares: Class A, Class B or Class II.

The Fund does not hold annual shareholder meetings. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when so requested in writing by the shareholders of record holding at least 10% of the Fund's outstanding shares. Each share of the Portfolio has equal voting rights on each matter pertaining to the Portfolio or matters to be voted upon by the Fund, except as noted above. Each share of the Portfolio is entitled to participate equally with the other shares of the Portfolio in dividends and other distributions and the proceeds of any liquidation, except that, due to the differing expenses borne by the two classes, such dividends and proceeds are likely to be lower for Class B and Class II shares than for Class A shares. See the Statement of Additional Information for more information with respect to the distinctions among classes.

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL. Price Waterhouse LLP has been selected as independent accountants for the Portfolio. The firm of Shereff, Friedman, Hoffman & Goodman, LLP has been selected as legal counsel for the Portfolio.


YEAR 2000 READINESS. Many services provided to the Portfolio and its shareholders by SunAmerica, the Advisers, the Distributor and the Administrator rely on the smooth functioning of their computer and computer-based systems as well as those of their outside service providers. Many computer and computer-based systems cannot distinguish the year 2000 from the year 1900 because of the way systems encode and calculate dates. This year 2000 issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing and account services. SunAmerica, the Advisers, the Distributor and the Administrator recognize the importance of the year 2000 Issue and are taking appropriate steps necessary in preparation of year 2000. SunAmerica, the Advisers, the Distributor and the Administrator fully anticipate that their systems and those of their outside service providers will be adapted in time for the year 2000, and to further this goal they have coordinated a plan to repair, adapt or replace systems that are not year 2000 compliant, and have obtained similar representations from their outside service providers. SunAmerica, the Advisers, the Distributor and the Administrator expect to significantly complete their plan by the end of the 1998 calendar year, and perform appropriate systems testing during the 1999 calendar year.

         [LOGO]
20


SHAREHOLDER INQUIRIES. All inquiries regarding the Portfolio or Fund should be directed to the Portfolio at the telephone number or address on the cover page of this Prospectus. For questions concerning share ownership, dividends, transfer of ownership or share redemption, contact SunAmerica Fund Services, Inc. Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, or call Shareholder/Dealer Services at (800) 858-8850.


NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIO, SUNAMERICA, ANY ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION IN WHICH SUCH OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY MAY NOT LAWFULLY BE MADE.

                                  FOCUS PORTFOLIO
                     STYLE SELECT SERIES-Registered Trademark-
                        STATEMENT OF ADDITIONAL INFORMATION
                                DATED JUNE 1, 1998


The SunAmerica Center                             General Marketing and
733 Third Avenue                                  Shareholder Information
New York, NY  10017-3204                          (800) 858-8850

     Focus Portfolio (the "Portfolio") is a separate investment portfolio of Style Select Series, Inc. (the "Fund"). The Portfolio is managed by SunAmerica Asset Management Corp. ("SunAmerica"). The assets of the Portfolio are normally allocated among at least three investment advisers (each, an "Adviser") selected by SunAmerica subject to the review and approval of the Fund's Board of Directors. Each Adviser is independently responsible for advising its respective portion of the Portfolio's assets by selecting its ten favorite stocks for the Portfolio.

     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Fund's Prospectus dated June 1, 1998. To obtain a Prospectus, please call the Fund at (800) 858-8850. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                                  TABLE OF CONTENTS

                                                                           PAGE
THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    B-2
INVESTMENT OBJECTIVE AND POLICIES. . . . . . . . . . . . . . . . . . . .    B-2
PORTFOLIO TURNOVER . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-24
INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . .   B-24
DIRECTORS AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . .   B-26
ADVISERS, DISTRIBUTOR AND ADMINISTRATOR. . . . . . . . . . . . . . . . .   B-30
PORTFOLIO TRANSACTIONS AND BROKERAGE . . . . . . . . . . . . . . . . . .   B-35
ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES. . . . . . . . . . .   B-36
ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES. . . . . . . . . .   B-41
DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . . .   B-42
PERFORMANCE DATA . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-43
DIVIDENDS, DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . .   B-47
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-51
DESCRIPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . .   B-53
ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . .   B-54
APPENDIX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . APPENDIX-1


    No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, SunAmerica, any Adviser or SunAmerica Capital Services (the "Distributor"). This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

                                      THE FUND

    The Fund, organized as a Maryland corporation on July 3, 1996, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). On March 31, 1998, the Directors approved the creation of the Focus Portfolio, one of the nine separate investment portfolios of the Fund (collectively the "Portfolios").

                          INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Portfolio, certain types of securities in which the Portfolio may invest and certain investment practices which the Portfolio may employ, are described in the Prospectus and are discussed more fully below.

    DIVERSIFICATION. The Portfolio is classified as "non-diversified" for purposes of the 1940 Act, which means that the Portfolio is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent the Portfolio makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because the Portfolio invests in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Portfolio or subject the Portfolio to greater price volatility than that experienced by diversified investment companies.

    The Portfolio intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Portfolio must, among other things, diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer, or two or more issuers controlled by Portfolio and which are engaged in the same, similar or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies). In the unlikely event application of the Portfolio's strategy would result in a violation of these requirements of the Code, the Portfolio would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.


    WARRANTS. The Portfolio may invest in warrants which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer.

    INVESTMENT IN SMALL, UNSEASONED COMPANIES. As described in the Prospectus, the Portfolio may invest in the securities of small companies having market capitalizations under $1 billion. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when the Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained.

    Companies with a market capitalization of $1 billion to $5 billion may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative.

    FOREIGN SECURITIES. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

    The Portfolio may invest in U.S. dollar denominated securities of foreign companies including American Depositary Receipts (ADRs). ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. The Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in three days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of the Portfolio's investment policies, the Portfolio's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security.

    Investments in foreign securities, including securities of developing countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies.

    PASSIVE FOREIGN INVESTMENT COMPANIES (PFICs). The Portfolio may invest in PFICs, which are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that the Portfolio invests in PFICs, income tax regulations may require the Portfolio to recognize income associated with the PFIC prior to the actual receipt of any such income.

    FIXED INCOME SECURITIES. Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

    The market values of fixed income securities tend to vary inversely with the level of interest rates--when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield is also affected by the perceived ability of the issuer to make timely payments of principal and interest.

    CORPORATE DEBT INSTRUMENTS. These instruments, such as bonds, represent the obligation of the issuer to repay a principal amount of indebtedness at a stated time in the future and, in the usual case, to make periodic interim payments of interest at a stated rate. The Portfolio may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year. A Portfolio may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's. See Appendix for description of investment-grade ratings by Standard & Poor's and Moody's.

    INVESTMENT GRADE. A designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor's ("S&P") (AAA, AA, A or BBB) or by Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A or Baa), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.


    ZERO COUPON BONDS, STEP-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK
BONDS. Fixed income securities in which the Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio's distribution obligations.

    U.S. GOVERNMENT SECURITIES. The Portfolio may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. The Portfolio may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

    The Portfolio may, in addition to the U.S. government securities noted above, invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as defined below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

    The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

    Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Portfolio may purchase mortgage-backed securities at a premium or at a discount.

    The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

    GNMA CERTIFICATES. GNMA Certificates are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

    GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the Farmers' Home Administration, or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

    The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Portfolio has purchased the certificates at a premium in the secondary market.

    FHLMC CERTIFICATES. The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCS") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCS resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCS and the ultimate payment of principal.

    GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

    FNMA CERTIFICATES. The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

    Conventional mortgage pass-through securities ("Conventional Mortgage Pass-Throughs") represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or REMICs and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

    The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs which in turn will ultimately evidence interests in mortgage loans.

    Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

    Another type of mortgage-backed security in which each Portfolio may invest is a collateralized mortgage obligation ("CMO"). CMOs are fully collateralized bonds which are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

    Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

    Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

    A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields which are much more volatile than the PAC classes.

    The Portfolio may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of U.S. Government securities in which the Portfolio invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on the Portfolio's yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Portfolio's net asset value per share. Only government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Directors may be considered liquid securities not subject to the Portfolio's limitation on investments in illiquid securities.

    ASSET BACKED SECURITIES. The Portfolio may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

    Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

    Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

    LOAN PARTICIPATIONS.  The Portfolio may invest in loan participations.
Loan participations are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through a loan participation than with commercial paper and can also increase the company's name recognition in the capital markets. Loan participations often generate greater yield than commercial paper.

    The borrower of the underlying loan will be deemed to be the issuer except to the extent the Portfolio derives its rights from the intermediary bank which sold the loan participations. Because loan participations are undivided interests in a loan made by the issuing bank, the Portfolio may not have the right to proceed against the loan participations borrower without the consent of other holders of the loan participations. In addition, loan participations will be treated as illiquid if, in the judgment of the Adviser, they can not be sold within seven days.

    SHORT-TERM DEBT SECURITIES. As described in the Prospectus, in addition to its primary investments, the Portfolio may also invest in the following types of money market and short-term fixed-income securities:

         MONEY MARKET SECURITIES - Money Market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit.

         COMMERCIAL BANK OBLIGATIONS - Certificates of deposit (interest-bearing time deposits), including Eurodollar certificates of deposit (certificates of deposit issued by domestic or foreign banks located outside the U.S.) and Yankee certificates of deposit (certificates of deposit issued by branches of foreign banks located in the U.S.), domestic and foreign bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks with total assets in excess of $1 billion, based on the latest published reports. The Portfolio may also invest in obligations issued by U.S. commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the Federal Deposit Insurance Corporation ("FDIC"). The Portfolio may also invest in notes and obligations issued by foreign branches of U.S. and foreign commercial banks.

         SAVINGS ASSOCIATION OBLIGATIONS - Certificates of deposit (interest-bearing time deposits) issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. The Portfolio may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the FDIC.

         COMMERCIAL PAPER - Short-term notes (up to 12 months) issued by domestic corporations or governmental bodies. The Portfolio may only purchase commercial paper judged by the Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in the two highest categories by Standard & Poor's Corporation ("Standard & Poor's") and by Moody's Investors Service, Inc. ("Moody's"), or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Portfolio. See Appendix for a description of the ratings. The Portfolio will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase. The commercial paper in which the Portfolio may invest includes variable amount master demand notes. Variable amount master demand notes permit the Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. Investments in these instruments are limited to those that have a demand feature enabling the Portfolio unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. In connection with master demand note arrangements, the Adviser, subject to the direction of the Directors, monitors on an ongoing basis, the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's and the Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser has reason to believe that the borrower could not make timely repayment upon demand.

         CORPORATE BONDS AND NOTES - See "Corporate Debt Instruments" above.

    REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with banks, brokers or securities dealers. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return effective for the period of time the Portfolio's money is invested in the security. Whenever the Portfolio enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreements declines, the Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Directors have established guidelines to be used by the Adviser in connection with transactions in repurchase agreements and will regularly monitor the Portfolio's use of repurchase agreements. The Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of the Portfolio's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

    OPTIONS AND FUTURES STRATEGIES. The Portfolio may write (i.e., sell) call options ("calls") on securities that are traded on U.S. exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After writing such a covered call, up to 25% of the Portfolio's total assets may be subject to calls. All such calls written by the Portfolio must be "covered" while the call is outstanding (i.e., the Portfolio must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on Futures (defined below) used to enhance income must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract. If a call written by the Portfolio is exercised, the Portfolio forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

    Primarily for hedging purposes, and from time to time for income enhancement, the Portfolio may use interest rate futures contracts and stock and bond index futures contracts, including futures on U.S. government securities (together, "Futures"); and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all the foregoing referred to as "Hedging Instruments"). Hedging Instruments may be used to attempt to: (i) protect against possible declines in the market value of the Portfolio's portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) protect the Portfolio's unrealized gains in the value of its equity and debt securities which have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or
(v) reduce the risk of adverse currency fluctuations.

    The Portfolio's strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of the portfolio, to permit the Portfolio to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Portfolio could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, the Portfolio could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. Additional information about the Hedging Instruments the Portfolio may use is provided below.

OPTIONS

    OPTIONS ON SECURITIES. As noted above, the Portfolio may write and purchase call and put options on equity and debt securities.

    When the Portfolio writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Portfolio has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

    To terminate its obligation on a call it has written, the Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Portfolio retains the underlying security and the premium received. If the Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

    When the Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to purchase the underlying investment.

    A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Portfolio as writing a covered call. The premium the Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, the Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, the Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

    The Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

    When the Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

    Buying a put on an investment the Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, the Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

    When writing put options on securities, to secure its obligation to pay for the underlying security, the Portfolio will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Portfolio to take delivery of the underlying security against payment of the exercise price. The Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

    OPTIONS ON SECURITIES INDICES. As noted above, the Portfolio may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When the Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by the Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

FUTURES AND OPTIONS ON FUTURES

    FUTURES. Upon entering into a Futures transaction, the Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if the Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

    Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Portfolio's current or intended investments in fixed-income securities. For example, if the Portfolio owned long-term bonds and interest rates were expected to increase, the Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

    Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect the Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, the Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When the Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

    OPTIONS ON FUTURES. As noted above, the Portfolio may purchase and write options on interest rate futures contracts, stock and bond index futures contracts and forward contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts are collectively referred to as "Options on Futures.")

    The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, the Portfolio's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

    The Portfolio may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Portfolio will increase prior to acquisition, due to a market advance or changes in interest rates, the Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities which the Portfolio intends to purchase may be less expensive.

ADDITIONAL INFORMATION ABOUT OPTIONS AND FUTURES STRATEGIES AND THEIR USE

    The Fund's custodian, or a securities depository acting for the custodian, will act as the Portfolios' escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon the Portfolio's entering into a closing transaction.

    An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. The Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by the Portfolio of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons which would not exist in the absence of the put. The Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

    In the future, the Portfolio may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Portfolio's investment objectives, legally permissible and adequately disclosed.

REGULATORY ASPECTS OF OPTIONS AND FUTURES

    The Portfolio must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

    Transactions in options by the Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options which the Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when the Portfolio purchases a Future, the Portfolio will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

POSSIBLE RISK FACTORS IN HEDGING

    In addition to the risks discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions which could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

    If the Portfolio uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

    ILLIQUID AND RESTRICTED SECURITIES. No more than 15% of the value of the Portfolio's net assets, determined as of the date of purchase, may be invested in illiquid securities including repurchase agreements which have a maturity of longer than seven days, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Portfolio will seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities).

    In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act for which there is a readily available market may be deemed to be liquid. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Directors. In reaching liquidity decisions the Adviser will consider, INTER ALIA, pursuant to guidelines and procedures established by the Directors, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
(3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

    Commercial paper issues in which a Portfolio's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration which is afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Portfolio's 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Directors. The Directors have delegated to the Advisers the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Directors that require the Advisers to take into account the same factors described above for other restricted securities and require the Advisers to perform the same monitoring and reporting functions.

    LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Portfolio may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided, that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, the Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that the Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term obligations. A loan may be terminated by the borrower on one business day's notice or by the

Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. The Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

    Since voting or consent rights which accompany loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities which are the subject of the loan.

    REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."


    DOLLAR ROLLS. Each Portfolio may enter into "dollar rolls" in which a Portfolio sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the Roll Securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will only enter into covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.


    Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument which the Portfolio is required to repurchase may be worth less than an instrument which the Portfolio originally held. Successful use of dollar rolls will depend upon the Adviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.


    STANDBY COMMITMENTS. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolio; and the possibility that the maturities of the underlying securities may be different from those of the commitments.


    INTEREST RATE SWAPS, MORTGAGE SWAPS, CAPS, COLLARS AND FLOORS. In order to protect the value of portfolios from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which certain of the Portfolios' investments are traded, the Portfolio may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. The Portfolio will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are individually negotiated, and the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and interest-rate positions. A Portfolio will only enter into interest-rate swaps on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. All of these investments may be deemed to be illiquid for purposes of the Portfolio's limitation on investment in such securities. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Fund believes such obligations do not constitute senior securities and accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Portfolio will also establish and maintain such segregated accounts with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Portfolio.


    A Portfolio will enter into these transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risk in accordance with guidelines established by the Board of Directors. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.


    The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.


    Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to reference pool or pools of mortgages.


    The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.

                                  PORTFOLIO TURNOVER

    The portfolio turnover rate is calculated for the Portfolio by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by
(b) the monthly average of the value of portfolio securities owned during the fiscal year. For purposes of this calculation, securities which at the time of purchase had a remaining maturity of one year or less are excluded from the numerator and the denominator. Transactions in Futures or the exercise of calls written by the Portfolio may cause the Portfolio to sell portfolio securities, thus increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover; although such exercise is within the Portfolio's control, holding a protective put might cause the Portfolio to sell the underlying securities for reasons which would not exist in the absence of the put. The Portfolio will pay a brokerage commission each time it buys or sells a security in connection with the exercise of a put or call. Some commissions may be higher than those which would apply to direct purchases or sales of portfolio securities. Because each of the Advisers to the Portfolio manages its portion of the Portfolio's assets independently, it is possible that the same security may be purchased and sold on the same day by two or more Advisers to the Portfolio, resulting in higher brokerage commissions for the Portfolio. It is not anticipated that the annual rate of portfolio turnover will exceed 200%.

    High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Portfolio. High portfolio turnover may also involve a possible increase in short-term capital gains or losses.

                               INVESTMENT RESTRICTIONS

    The Fund has adopted for the Portfolio certain investment restrictions that are fundamental policies and cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. The Portfolio may not:

    1. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.

    2. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that the Portfolio may hold or sell real estate acquired as a result of the ownership of securities.

    3. Purchase or sell commodities or commodity contracts, except to the extent that the Portfolio may do so in accordance with applicable law and the Prospectus and Statement of

Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. The Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.

    4.   Make loans to others except for (a) the purchase of debt securities;
(b) entering into repurchase agreements; and (c) the lending of its portfolio securities.

    5. Borrow money, except that (i) the Portfolio may borrow from banks in amounts up to 33 1/3% of its total assets for temporary or emergency purposes,
(ii) the Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets), and (iii) the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit the Portfolio's engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

    6. Issue senior securities as defined in the 1940 Act, except that the Portfolio may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its portfolio securities and borrow money from banks, as described above, and engage in similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

    7. Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Portfolio.

    The following additional restrictions are not fundamental policies and may be changed by the Directors without a vote of shareholders. The Portfolio may not:

    1. Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

    2. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, the Portfolio may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

    3. Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

    4. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of the Portfolio's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.


                                DIRECTORS AND OFFICERS

    The following table lists the Directors and executive officers of the Fund, their ages, business addresses, and principal occupations during the past five years. The SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Equity Funds, SunAmerica Income Funds and SunAmerica Money Market Funds, Inc. An asterisk indicates those Directors who are interested persons of the Fund within the meaning of the 1940 Act.


                                                      Principal Occupations
 Name, Age and Address     Position with the Fund     During Past 5 Years
 ---------------------     ----------------------     -------------------
 S. James Coppersmith, 65  Director                   Director/Trustee of the Boston
 Emerson College                                      Stock Exchange, Uno Restaurant
 100 Beacon Street                                    Corp., Waban Corp., Kushner-Locke
 Boston, MA 02116                                     Co., Chyron Inc.; Chairman of
                                                      the Board of Emerson College;
                                                      formerly, President and General
                                                      Manager, WCVB-TV, a division of
                                                      the Hearst Corp., from 1982
                                                      to 1994 (retired);
                                                      Director/Trustee of SAMF and
                                                      Anchor Series Trust ("AST").


                                     B-26

                                                      Principal Occupations
 Name, Age and Address     Position with the Fund     During Past 5 Years
 ---------------------     ----------------------     -------------------

 Samuel M. Eisenstat, 58   Chairman of the            Attorney in private practice;
 430 East 86th Street      Board                      President and Chief Executive
 New York, NY  10028                                  Officer, Abjac Energy
                                                      Corporation; Director/Trustee of
                                                      Atlantic Realty Trust, UMB Bank
                                                      and Trust (a subsidiary of United
                                                      Mizrachi Bank), North European
                                                      Royalty Trust, Volt Information
                                                      Sciences Funding, Inc. (a
                                                      subsidiary of Volt Information
                                                      Sciences, Inc.) and Venture
                                                      Partners International (an
                                                      Israeli venture capital fund);
                                                      Chairman of the Boards of
                                                      Directors/Trustees of SAMF and
                                                      AST.

 Stephen J. Gutman, 55     Director                   Partner and Chief Operating
 515 East 79th Street                                 Officer of B.B. Associates LLC
 New York, NY 10021                                   (menswear specialty retailing and
                                                      other activities) since May 1989;
                                                      Director/Trustee of SAMF and AST.

 Peter Harbeck**, 44       Director and               Director and President,
 The SunAmerica Center     President                  SunAmerica Asset Management Corp.
 733 Third Avenue                                     ("SunAmerica"); Director,
 New York, NY  10017-3204                             SunAmerica Capital Services, Inc.
                                                      ("SACS"), since February 1993;
                                                      Director and President,
                                                      SunAmerica Fund Services,
                                                      Inc. ("SAFS"), since May 1988;
                                                      President, SAMF and AST;
                                                      Executive Vice President and
                                                      Chief Operating Officer,
                                                      SunAmerica, from May 1988 to
                                                      August 1995; Executive Vice
                                                      President, SACS, from November
                                                      1991 to August 1995; Director,
                                                      Resources Trust Company.

 Peter McMillan III*, 40   Director                   Executive Vice President and
 1 SunAmerica Center                                  Chief Investment Officer,
 Los Angeles, CA 90067                                SunAmerica Investments, Inc.,
                                                      since August 1989;
                                                      Director/Trustee of SAMF;
                                                      Director, Resources Trust
                                                      Company.


                                      B-27

                                                      Principal Occupations
 Name, Age and Address     Position with the Fund     During Past 5 Years
 ---------------------     ----------------------     -------------------

 Sebastiano Sterpa, 68     Director                   Founder of Sterpa Realty, Inc., a
 Suite 200                                            full service real estate firm,
 200 West Glenoaks Blvd.                              since 1962; Chairman of the
 Glendale, CA 91202                                   Sterpa Group, real estate
                                                      investments and management
                                                      company, since 1962;
                                                      Director/Trustee of SAMF.

 J. Steven Neamtz, 39      Vice President             Executive Vice President,
 The SunAmerica Center                                SunAmerica, since April 1996;
 733 Third Avenue                                     President, SACS, since April
 New York, NY 10017-3204                              1996; formerly, Executive
                                                      Vice President, New England
                                                      Funds, L.P. from July 1990 to
                                                      April 1996.

 Peter C. Sutton, 33       Treasurer                  Senior Vice President,
 The SunAmerica Center                                SunAmerica, since April 1997;
 733 Third Avenue                                     Treasurer, SAMF and AST, since
 New York, NY 10017-3204                              February 1996; Vice President,
                                                      SunAmerica Series Trust and
                                                      Anchor Pathway Fund, since October
                                                      1994; Vice President, Seasons
                                                      Series Trust, since April 1997;
                                                      formerly, Vice President,
                                                      SunAmerica, from 1994 to 1997;
                                                      Controller, SAMF and AST, from
                                                      March 1993 to February 1996;
                                                      Assistant Controller, SAMF,
                                                      from 1990 to 1993.

 Robert M. Zakem, 40       Secretary                  Senior Vice President and General
 The SunAmerica Center                                Counsel, SunAmerica, since April
 733 Third Avenue                                     1993; Executive Vice President,
 New York, NY 10017-3204                              General Counsel and Director, SACS,
                                                      since February 1993; Vice President,
                                                      General Counsel and Assistant
                                                      Secretary, SAFS, since January 1994;
                                                      Vice President, SunAmerica Series
                                                      Trust, Anchor Pathway and Seasons
                                                      Series Trust; Assistant Secretary,
                                                      SunAmerica Series Trust and Anchor
                                                      Pathway Fund, since September 1993;
                                                      Assistant Secretary, Seasons Series
                                                      Trust, since April 1997.


     Directors and officers of the Fund are also Directors and officers of some or all of the other investment companies managed, administered or advised by SunAmerica, and distributed by SunAmerica Capital Services ("SACS" or the "Distributor") and other affiliates of SunAmerica Inc.

     The Fund pays each Director who is not an interested person of the Fund, SunAmerica or any Adviser, nor a party to any Management Agreement or Subadvisory Agreement (collectively, the "Disinterested Directors") annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Directors. Specifically, each Disinterested Director receives an aggregate of up to $60,000 in annual compensation for acting as director or trustee to the SAMF, AST and/or the Fund, a pro rata portion of which, based on relative net assets, is borne by the Fund.

     In addition, each Disinterested Director also serves on the Audit Committee of the Board of Directors. Each member of the Audit Committee receives an aggregate of up to $5,000 in annual compensation for serving on the Audit Committees of the SAMF, AST and/or the Fund, a pro rata portion of which, based on relative net assets, is borne by the Fund. The Fund also has a Nominating Committee, comprised solely of Disinterested Directors, which recommends to the Directors those persons to be nominated for election as Directors by shareholders and selects and proposes nominees for election by Directors between shareholders' meetings. Members of the Nominating Committee serve without compensation.

     The Directors (and Trustees) of the SAMF, AST and the Fund have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the Disinterested Directors. The Retirement Plan provides generally that if a Disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SAMF, AST or the fund (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, each Eligible Director will be credited with an amount equal to (i) 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs, plus (ii) 8.5% of any amounts credited under clause (i) during prior years. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.

     The following table sets forth information summarizing the compensation that the Fund paid each Disinterested Director for his services as Director for the fiscal year ended October 31, 1997. The Directors who are interested persons of the Fund receive no compensation.

                                 COMPENSATION TABLE



                                                                                                         Total Compensation from
                                Aggregate           Pension or Retirement      Estimated Annual          Registrant and Fund
                                Compensation from   Benefits Accrued as Part   Benefits Upon             Complex Paid to
 Director                       Fund                of Fund Expenses*          Retirement*+              Directors*
 S. James Coppersmith              $4,570                  $37,812                $29,670                   $65,000

 Samuel M. Eisenstat**             $4,782                  $33,285                $46,089                   $69,000

 Stephen J. Gutman                 $4,570                  $34,414                $60,912                   $65,000

 Sebastiano Sterpa***              $4,570                  $23,173                $7,900                    $43,333



* Information is for the five investment companies in the complex which pay fees to these directors/trustees. The complex consists of the SAMF, AST and the Fund.
** Mr. Eisenstat receives additional compensation for serving as Chairman of each of the boards in the complex, $300 of which is payable by the Fund.
***       Mr. Sterpa is not a trustee of AST.
+ Assuming participant elects to receive benefits in 15 yearly installments.

     As of March 31, 1998, the Directors and officers of the Fund owned in the aggregate less than 1% of the Fund's total outstanding shares.


                      ADVISERS, DISTRIBUTOR AND ADMINISTRATOR

     SUNAMERICA ASSET MANAGEMENT CORP. SunAmerica, organized as a Delaware corporation in 1982, is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, and acts as the investment manager to the Portfolio pursuant to the Investment Advisory and Management Agreement (the "Management Agreement") with the Fund, on behalf of the Portfolio. SunAmerica is an indirect wholly owned subsidiary of SunAmerica Inc. SunAmerica Inc. is incorporated in the State of Maryland and maintains its principal executive offices at 1 SunAmerica Center, Los Angeles, CA 90067-6022, telephone (310) 772-6000.

     Under the Management Agreement, and except as delegated to the Advisers under the Subadvisory Agreements (as defined below), SunAmerica manages the investment of the assets of the Portfolio and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Portfolio. Any investment program undertaken by SunAmerica will at all times be subject to the policies and control of the Directors. SunAmerica also provides certain administrative services to the Portfolio.

     Except to the extent otherwise specified in the Management Agreement, the Portfolios pay, or causes to be paid, all other expenses of the Fund and each of the Portfolios, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration and qualification costs of the Portfolios and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information respecting the Portfolios, and supplements thereto, to the shareholders of the Portfolios; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Portfolios; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

     The annual rate of the investment advisory fees that apply to the Portfolio are set forth in the Prospectus.

     Effective the date of commencement of operations with respect to the Portfolio, SunAmerica has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of 1.45% of the Assets of Class A shares and 2.10% of the Assets of Class B and Class II shares for the Portfolio. SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to the Portfolio's investors. SunAmerica may terminate all such waivers and/or reimbursements at any time. Further, any waivers or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of the Portfolio until collection is probable, but appear as footnote disclosure to the Portfolio's financial statements. At such time as it appears probable that the Portfolio is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Portfolio for that current period.

     The Management Agreement continues in effect with respect to the Portfolio after an initial two-year term from year to year provided that such continuance is approved at least annually by vote of a majority of the Directors or by the holders of a majority of the Portfolio's outstanding voting securities. Any such continuation also requires approval by a majority of the Disinterested Directors by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated with respect to the Portfolio at any time, without penalty, on 60 days' written notice by the Directors, by the holders of a majority of the Portfolio's outstanding voting securities or by SunAmerica. The Management Agreement automatically terminates with respect to the Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

     Under the terms of the Management Agreement, SunAmerica is not liable to the Portfolio, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolio or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     THE ADVISERS. The organizations identified in the Prospectus act as Advisers to the Fund and its Portfolio pursuant to the Subadvisory Agreements with SunAmerica.

     As described in the Prospectus, SunAmerica will initially allocate the assets of the Portfolio equally among the Advisers for the Portfolio, and subsequently, allocations of new cash flow and of redemption requests will be made equally among the Advisers of the Portfolio unless SunAmerica determines, subject to the review of the Directors, that a different allocation of assets would be in the best interests of the Portfolio and its shareholders. The Fund expects that differences in investment returns among the portions of the Portfolio managed by different Advisers will cause the actual percentage of the Portfolio's assets managed by each Adviser to vary over time. In general, the Portfolio's assets once allocated to one Adviser will not be reallocated (or "rebalanced") to another Adviser for the Portfolio. However, SunAmerica reserves the right, subject to the review of the Board, to reallocate assets from one Adviser to another when deemed in the best interests of the Portfolio and its shareholders including when the assets managed by an Adviser exceed that portion managed by any other Adviser to the Portfolio.
In some instances, where a reallocation results in any rebalancing of the Portfolio from a previous allocation, the effect of the reallocation will be to shift assets from a better performing Adviser to a portion of the Portfolio with a relatively lower total return.

     Each Adviser is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the Adviser. The actual aggregate annual rate of such fee is 0.40%, expressed as a percentage of the Assets of the Portfolio. In addition, SunAmerica has agreed to pay an additional $50,000 to the Adviser with the highest total return for its portion of the Portfolio for each calendar year.

     The Subadvisory Agreements will continue in effect for a period of two years from the date of their execution, unless terminated sooner. They may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Management Agreement. Under the terms of the Subadvisory Agreements, no Adviser is liable to the Portfolio, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolio or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.

     PERSONAL TRADING. The Fund and SunAmerica have adopted a written Code of Ethics (the "Ethics Code") which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the Ethics Code is an individual who is a trustee, director, officer, general partner or advisory person of the Fund or SunAmerica. The guidelines on personal securities trading include: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica, (ii) Initial Public Offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, (vi) gifts, and (vii) services as a director. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the Ethics Code by Access Persons of the Fund or SunAmerica during the quarter.

     The Advisers have each adopted a written Code of Ethics, and have represented that the provisions of such Code of Ethics are substantially similar to those in the Ethics Code. Further, the Advisers report to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Fund insofar as such violations related to the Fund. In turn, SunAmerica reports to the Board of Directors as to whether there were any violations of the Ethics Code by Access Persons of the Fund or SunAmerica.

     THE DISTRIBUTOR. The Fund, on behalf of the Portfolio, has entered into a distribution agreement (the "Distribution Agreement") with the Distributor, a registered broker-dealer and an indirect wholly owned subsidiary of SunAmerica Inc., to act as the principal underwriter of the shares of the Portfolio. The address of the Distributor is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Portfolio through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting the Portfolio, for distribution to persons who are not shareholders of the Portfolio and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Portfolio (see "Distribution Plans" below).

     The Distribution Agreement with respect to the Portfolio will remain in effect for two years from the date of execution unless terminated sooner, and thereafter from year to year if such continuance is approved at least annually by the Directors, including a majority of the Disinterested Directors. The Fund and the Distributor each has the right to terminate the Distribution Agreement with respect to the Portfolio on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

     The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Portfolio. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including Royal Alliance Associates, SunAmerica Securities, Inc., Koegler Morgan & Company, Financial Service Corporation and Advantage Capital Corporation, affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Portfolio, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm.
Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

     DISTRIBUTION PLANS. As indicated in the Prospectus, the Directors of the Fund have adopted Distribution Plans (the "Class A Plan," the "Class B Plan" and the "Class II Plan" and collectively, the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act. Reference is made to "Management of the Portfolio - Distribution Plans" in the Prospectus for certain information with respect to the Distribution Plans.

     Under the Class A Plan, the Distributor may receive payments from the Portfolio at an annual rate of up to 0.10% of the average daily net assets of the Portfolio's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class II Plans, the Distributor may receive payments from the Portfolio at the annual rate of up to 0.75% of the average daily net assets of the Portfolio's Class B and Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, the Class B Plan or the Class II Plan will exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of the Portfolio may pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in the Portfolio by their customers.

     Continuance of the Distribution Plans with respect to the Portfolio is subject to annual approval by vote of the Directors, including a majority of the Independent Directors. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of the Portfolio, without approval of the shareholders of the affected class of shares of the Portfolio. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. A Distribution Plan may be terminated at any time with respect to the Portfolio without payment of any penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Portfolio. So long as the Distribution Plans are in effect, the election and nomination of the Independent Directors of the Fund shall be committed to the discretion of the Independent Directors. In the Directors' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to the Portfolio, the Directors must consider all factors they deem relevant, including information as to the benefits of the Portfolio and the shareholders of the relevant class of the Portfolio.

     THE ADMINISTRATOR. The Fund has entered into a Service Agreement, under the terms of which SunAmerica Fund Services ("SAFS"), an indirect wholly owned subsidiary of SunAmerica Inc., acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of the Portfolio. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.

     The Service Agreement will remain in effect for two years from the date of approval with respect to the Portfolio and from year to year thereafter provided its continuance is approved annually by vote of the Directors including a majority of the Disinterested Directors.

     Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Fund, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets. This fee represents the full cost of providing shareholder and transfer agency services to the Fund. From this fee, SAFS pays a fee to State Street, and its affiliate, National Financial Data Services ("NFDS" and with State Street, the "Transfer Agent") (other than out-of-pocket charges which would be paid by the Fund). For further information regarding the Transfer Agent see the section entitled "Additional Information" below.

                         PORTFOLIO TRANSACTIONS AND BROKERAGE

     As discussed in the Prospectus, the Advisers are responsible for decisions to buy and sell securities for the Portfolio, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica or another Adviser.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     An Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services and may cause the Portfolio to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with respect to clients other than the Fund. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Advisers are of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Portfolio by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Portfolio are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

     Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of the Portfolio as a factor in the selection of brokers for transactions effected on behalf of the Portfolio, subject to the requirement of best price and execution.

     Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Portfolio, it is possible that, at times, identical securities will be acceptable for purchase by the Portfolio and one or more of the other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities.
The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of the Portfolio and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations. However, simultaneous transactions could adversely affect the ability of the Portfolio to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

                 ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

     Shares of the Portfolio are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor, may be (i) imposed at the time of purchase (Class A shares), (ii) deferred (Class B shares, and purchases of Class A shares in excess of $1 million) or (iii) with elements of a sales charge that is both imposed at the time of purchase and deferred (Class II shares). Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Portfolio shares.

     WAIVER OF CONTINGENT DEFERRED SALES CHARGES. As discussed under "Purchase of Shares" in the Prospectus, the CDSC may be waived on redemptions of Class B and Class II shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

     DEATH. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares are not redeemed within one year of the death, they will remain Class B shares and be subject to the applicable CDSC, when redeemed.

     DISABILITY. A CDSC may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of
the Code).   To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

     PURCHASES THROUGH THE DISTRIBUTOR. An investor may purchase shares of the Portfolio through dealers which have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Portfolio. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (the "NYSE") that day. Orders received by the Distributor after the close of business will be executed at the offering price determined after the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. The Portfolio will not be responsible for delays caused by dealers.

     PURCHASE BY CHECK. Checks should be made payable to the "Focus Portfolio" or to "SunAmerica Funds." If the payment is for a retirement plan account for which SunAmerica serves as fiduciary, please note on the check that payment is for such an account. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 419373, Kansas City, Missouri 64141-6373 and the shareholder's Portfolio account number should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the Portfolio at the net asset value next computed after the check is received, plus the applicable sales charge. Subsequent purchases of shares of the Portfolio may be purchased directly through the Transfer Agent. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Fund will accept a multi-party check (e.g., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Fund in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Fund does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Fund should not be considered verification thereof. Neither the Fund nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See "Redemption of Shares" in the Prospectus.)

     PURCHASE THROUGH SAFS. SAFS will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum $500 investment requirement for wire orders). If such order is received at or prior to the Portfolio's close of business, the purchase of shares of the Portfolio will be effected on that day. If the order is received after the Portfolio's close of business, the order will be effected on the next business day.

     PURCHASE BY FEDERAL FUNDS WIRE. An investor may make purchases by having his or her bank wire Federal funds to the Fund's Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Fund and the Transfer Agent are open for business. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

     1. You must have an existing SunAmerica Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (212) 551-5343.

     2. Call SunAmerica Fund Services' Shareholder/Dealer Services, toll free at (800) 858-8850, extension 5125 to obtain your new account number.

     3.   Instruct the bank to wire the specified amount to the Transfer Agent:
          State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, SunAmerica Focus Portfolio, Class __ (include shareholder name and account number).

     WAIVER OF SALES CHARGES WITH RESPECT TO CERTAIN PURCHASES OF CLASS A SHARES. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of SunAmerica and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by SunAmerica or an affiliate thereof. Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to
Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other
SAMF) is at least $1,000,000, (b) the sponsor signs a $1,000,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator for which has an agreement with the Distributor with respect to such purchases and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the
Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Portfolio may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Portfolio. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases or shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

     REDUCED SALES CHARGES (CLASS A SHARES ONLY). As discussed under "Purchase of Shares" in the Prospectus, investors in Class A shares of the Portfolio may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.

     COMBINED PURCHASE PRIVILEGE. The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Portfolio shares into a single transaction:

     (i) an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other);

     (ii) an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

     (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under
Section 401 of the Code);

     (iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

     (v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

     (vi)  group purchases as described below.

     A combined purchase currently may also include shares of other funds in the SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

     RIGHTS OF ACCUMULATION.   A purchaser of Portfolio shares may qualify for a
reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular portfolio that were previously purchased, shares of the other classes of the same portfolio, as well as shares of any class of any other portfolio or of any of the other portfolios advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

     The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

     LETTER OF INTENT. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent which is set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of one or more Portfolios to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Portfolios made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any of the Portfolios, or of other funds advised by SunAmerica which impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

     The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable one of the Portfolios portfolio purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Portfolios pursuant to this purchase plan should carefully read such Letter of Intent.

     REDUCED SALES CHARGE FOR GROUP PURCHASES. Members of qualified groups may purchase Class A shares of the Portfolio under the combined purchase privilege as described above.

     To receive a rate based on combined purchases, group members must purchase Class A shares of the Portfolio through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of the Portfolio's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

     Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than an annual basis; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

     Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring the Portfolio's shares for the benefit of any of the foregoing.

     Interested groups should contact their investment dealer or the Distributor. The Fund reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Portfolio at any time.


             ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

     Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption of Portfolio shares.

     If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Fund, having filed with the SEC a notification of election pursuant to Rule 18f-1 on behalf of each of the Portfolios, may pay the redemption price in whole, or in part, by a distribution in kind of securities from a Portfolio in lieu of cash. In conformity with applicable rules of the SEC, the Portfolio is committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or
(ii) 1% of the net asset value of the Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.


                           DETERMINATION OF NET ASSET VALUE

     The Fund is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class.

     Stocks are valued based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the SunAmerica deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, the Portfolio uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the SunAmerica, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the Portfolio's total assets.

     The Portfolio's liabilities, including proper accruals of expense items, are deducted from total assets.

                                  PERFORMANCE DATA

     The Portfolio may advertise performance data that reflects various measures of total return. An explanation of the data presented and the methods of computation that will be used are as follows.

     The Portfolio's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

     Average annual total return is determined separately for Class A, Class B and Class II shares in accordance with a formula specified by the SEC. Average annual total return is computed by finding the average annual compounded rates of return for the 1-, 5-, and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                                           n
                                   P(1 + T)  = ERV


          P    =    a hypothetical initial purchase payment of $1,000
          T    =    average annual total return
          N    =    number of years
          ERV  =    ending redeemable value of a hypothetical $1,000 payment
made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

     The above formula assumes that:

     1. The maximum sales load (i.e., either the front-end sales load in the case of the Class A or Class II shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B or Class II shares) is deducted from the initial $1,000 purchase payment;

     2.   All dividends and distributions are reinvested at net asset value; and

     3. Complete redemption occurs at the end of the 1-, 5-, or 10- year periods or fractional portion thereof with all nonrecurring charges deducted accordingly.

     The Portfolio may advertise cumulative, rather than average return, for each class of its shares for periods of time other than the 1-, 5-, and 10-year periods or fractions thereof, as discussed above. Such return data will be computed in the same manner as that of average annual total return, except that the actual cumulative return will be computed.

COMPARISONS

     The Portfolio may compare its total return to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating an investment in the Portfolio. The following references may be used:

     (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks (Dow Jones Transportation Average). Comparisons of performance assume reinvestment of dividends.

     (b) Standard & Poor's 500 Composite Stock Price Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

          Standard & Poor's 100 Stock Index -- an unmanaged index based on the prices of 100 blue chip stocks, including 92 industrials, one utility, two transportation companies, and five financial institutions. The Standard & Poor's 100 Stock Index is a smaller, more flexible index for options trading.

     (c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

     (d) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.


     (e) Lipper: Mutual Fund Performance Analysis, Fixed Income Analysis, and Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

     (f) CDA Mutual Fund Report, published by CDA Investment Technologies, analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     (g) Mutual Fund Source Book, Principia and other publications and information services provided by Morningstar, Inc. -- analyzes price, risk and total return for the mutual fund industry.

     (h) Financial publications: Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Pension and Investment Age, United Mutual Fund Selector, and Wiesenberger Investment Companies Service, and other publications containing financial analyses which rate mutual fund performance over specified time periods.

     (i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of periodic change in the price of goods and services in major expenditure groups.

     (j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates -- historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

     (k) Savings and Loan Historical Interest Rates as published in the U.S. Savings & Loan League Fact Book.

     (l) Shearson-Lehman Municipal Bond Index and Government/Corporate Bond Index -- unmanaged indices that track a basket of intermediate and long-term bonds. Reflect total return and yield and assume dividend reinvestment.

     (m) Salomon GNMA Index published by Salomon Brothers Inc. -- Market value of all outstanding 30-year GNMA Mortgage Pass-Through Securities that includes single family and graduated payment mortgages.

          Salomon Mortgage Pass-Through Index published by Salomon Brothers Inc. --Market value of all outstanding agency mortgage pass-through securities that includes 15- and 30-year FNMA, FHLMC and GNMA Securities.

     (n) Value Line Geometric Index -- broad based index made up of approximately 1700 stocks each of which have an equal weighting.

     (o) Morgan Stanley Capital International EAFE Index -- an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

     (p) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or more in market capitalization. The index is priced monthly.

     (q) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated "AA" or "AAA." It is a value-weighted, total return index, including approximately 800 issues.

     (r) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated "BBB" or better, U.S. Treasury/agency issues and mortgage pass-through securities.

     (s) Salomon Brothers World Bond Index -- measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:

          Australian Dollars            Netherlands Guilders
          Canadian Dollars              Swiss Francs
          European Currency Units       UK Pound Sterling
          French Francs                 U.S. Dollars
          Japanese Yen                  German Deutsche Marks

     (t) J.P. Morgan Global Government Bond Index -- a total return, market capitalization-weighted index, rebalanced monthly, consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom, and the United States.

     (u) Shearson Lehman Long-Term Treasury Bond Index -- is comprised of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

     (v) NASDAQ Industrial Index -- is comprised of more than 3,000 industrial issues. It is a value-weighted index calculated on pure change only and does not include income.

     (w) The MSCI Combined Far East Free ex Japan Index -- a market capitalization weighted index comprised of stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in this index at 20% of its market capitalization.

     (x) First Boston High Yield Index -- generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

     (y) Morgan Stanley Capital International World Index -- An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

     (z) Russell 2000 and 3000 Indices -- represents the top 2,000 and the next 3,000 stocks traded on the New York Stock Exchange, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

     (aa) Russell Midcap Growth Index -- contains those Russell Midcap securities with a greater-than-average growth orientation. The stocks are also members of the Russell 1000 Growth Index, the securities in which tend to exhibit higher price-to-book and price earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Portfolio's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its figures. Specifically, the Portfolio may compare its performance to that of certain indices which include securities with government guarantees. However, the Portfolio's shares do not contain any such guarantees. In addition, there can be no assurance that the Portfolio will continue its performance as compared to such other standards.

                         DIVIDENDS, DISTRIBUTIONS AND TAXES

     DIVIDENDS AND DISTRIBUTIONS. The Portfolio intends to distribute to the registered holders of its shares substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. The Portfolio intends to distribute any net capital gains from the sale of assets held for more than 12 months in excess of any net short-term capital losses. The current policy of the Portfolio is to pay investment income dividends, if any, at least annually. The Portfolio intends to pay net capital gains, if any, annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

     Distributions will be paid in additional Portfolio shares based on the net asset value at the close of business on the Ex or reinvestment date, unless the dividends total in excess of $10.00 per distribution period and the shareholder notifies the Portfolio at least five business days prior to the payment date to receive such distributions in cash.

     If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

     TAXES. The Portfolio intends to qualify and elect to be taxed as a regulated investment company under Subchapter M of the Code for each taxable year. In order to be qualified as a regulated investment company, the Portfolio generally must, among other things, (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of stock or securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of the Portfolio's assets is represented by cash, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer, (other than government securities or the securities of other regulated investment companies).

     As a regulated investment company, the Portfolio will not be subject to U.S. Federal income tax on its income and capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders at least 90% of its investment company taxable income for the taxable year. The Portfolio intends to distribute sufficient income to meet this qualification requirement.

     Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Portfolio must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the 12-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, the Portfolio intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if actually paid during such year. Additionally, a distribution will be treated as paid on December 31 of a calender year if it is declared by the Portfolio in October, November or December of such year, payable to shareholders of record on a date in such month and paid by such Portfolio during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, rather than the date on which the distributions are received.

     Distributions of net investment income and short-term capital gains are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such dividends received from the Portfolio that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of the Portfolio's gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each fiscal year. Distributions of net capital gains, if any, are taxable as capital gains regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his or her shares, and are not eligible for the dividends received deduction for corporations.

     Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain if the shares were held for not more than 12 months, capital gain taxable at the maximum rate of 28% if such shares were held for more than 12, but not more than 18 months, and capital gain taxable at the maximum rate of 20%, if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be long-term capital loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. Any loss recognized by a shareholder on the sale of shares of the Portfolio held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

     Under certain circumstances (such as the exercise of an exchange privilege), the tax effect of sales load charges imposed on the purchase of shares in a regulated investment company is deferred if the shareholder does not hold the shares for at least 90 days.

     Income received by the Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Portfolio will be subject, since the amount of the Portfolio's assets to be invested in various countries is not known. It is not anticipated that the Portfolio will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by the Portfolio. If more than 50% in value of the Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Portfolio will be required to include their proportionate share of such foreign taxes in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations, and the Portfolio and the shareholders satisfying certain holding period requirements, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Of course, certain retirement accounts which are not subject to tax cannot claim foreign tax credits on investments in foreign securities held in the Portfolio. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Portfolio's election described in this paragraph by may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts, foreign currency gains or losses from futures contracts that are not "regulated futures contracts" and from unlisted non-equity options, gains or losses from sale of currencies or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition generally also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary dividend distributions, and any distributions made in the same taxable year may be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Portfolio shares. In certain cases, the Portfolio may be entitled to elect to treat foreign currency gains on forward or futures contracts, or options thereon, as capital gains.

     The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts which the Portfolio may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by the Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by the Portfolio from transactions in over-the-counter options generally constitute short-term capital gains or losses. When call options written, or put options purchased, by the Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for the puts or increased by the premium received for calls.

     A substantial portion of the Portfolio's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle consisting of a listed option, futures contract, or option on a futures contract and of U.S. Government securities would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by the Portfolio when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) "conversion transaction" rules which recharacterize capital gains as ordinary income. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

     Newly-enacted Code Section 1259 will require the recognition of gain (but not loss) if the Portfolio makes a "constructive sale" of an appreciated financial position (e.g., stock). The Portfolio generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

     The Portfolio may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by the Portfolio and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds to make distributions to shareholders.

     The Portfolio may be required to backup withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability. Any distributions of net investment income or short-term capital gains made to a foreign shareholder will be subject to U.S. withholding tax of 30% (or a lower treaty rate if applicable to such shareholder).

     The Portfolio may, from time to time, invest in "passive foreign investment companies" (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If any such Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Portfolio distributes the PFIC income as taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. Proposed Treasury regulations provide that the Portfolio may make a "mark-to-market" election with respect to any stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Portfolio will recognize the amount of gains, if any, with respect to PFIC stock. Recently enacted legislation codified this "mark-to-market" election effective for tax years beginning after December 31, 1997. Any gains resulting from such elections will be treated as ordinary income. No loss will be recognized on PFIC stock. Alternatively, the Portfolio may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in each Portfolio. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

                                  RETIREMENT PLANS

     Shares of the Portfolio are eligible to be purchased in conjunction with various types of qualified retirement plans. The summary below is only a brief description of the Federal income tax laws for each plan and does not purport to be complete. Further information or an application to invest in shares of the Portfolio by establishing any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that a shareholder considering any retirement plan consult a tax adviser before participating.

     PENSION AND PROFIT-SHARING PLANS. Sections 401(a) and 401(k) of the Code permit business employers and certain associations to establish pension and profit sharing plans for employees. Shares of the Portfolio may be purchased by those who would have been covered under the rules governing old H.R. 10 (Keogh) Plans, as well as by corporate plans. Each business retirement plan provides tax advantages for owners and participants. Contributions made by the employer are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

     TAX-SHELTERED CUSTODIAL ACCOUNTS. Section 403(b)(7) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to purchase shares of the Portfolio and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes.

     INDIVIDUAL RETIREMENT ACCOUNTS (IRA). Section 408 of the Code permits eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, commonly referred to as SEP-IRA.
Section 408A of the Code treats Roth IRAs as IRAs subject to certain special rules applicable thereto. IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount if any, entitled to be contributed on a deductible basis, and the time in which distributions would be allowed to commence. In addition, certain distributions from some other types of retirement plans may be placed on a tax-deferred basis in an IRA.

     SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION (SARSEP). This plan was introduced by a provision of the Tax Reform Act of 1986 as a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck before tax deductions and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return.

     SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE IRA). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions on earnings until they are withdrawn.

     ROTH IRA. This plan, introduced by Section 302 of the Taxpayer Relief Act of 1997, generally permits individuals with adjusted gross income of up to $95,000, and married couples with joint adjusted gross income of up to $150,000, to contribute to a "Roth IRA." Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

     EDUCATION IRA.  Established by the Taxpayer Relief Act of 1997, under
Section 530 of the Code, this plan permits individuals to contribute to an IRA on behalf of any child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

                               DESCRIPTION OF SHARES

     Ownership of the Fund is represented by shares of common stock. The total number of shares which the Fund has authority to issue is one billion (1,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to one hundred thousand dollars ($100,000.00).

     Currently, nine Portfolios of shares of the Fund have been authorized pursuant to the Fund's Articles of Incorporation ("Articles"): the Focus Portfolio, the Large-Cap Growth Portfolio, the Mid-Cap Growth Portfolio, the Aggressive Growth Portfolio, the Large-Cap Blend Portfolio, the Large-Cap Value Portfolio, the Value Portfolio, the Small-Cap Value Portfolio and the International Equity Portfolio. This Statement of Additional Information relates only to the Focus Portfolio. The Focus Portfolio has been divided into three classes of shares, designated as Class A, Class B and Class II. The Directors may authorize the creation of additional Portfolios of shares so as to be able to offer to investors additional investment portfolios within the Fund that would operate independently from the Fund's present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Fund's shares represents the interests of the shareholders of that series in a particular portfolio of Fund assets. In addition, the Directors may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

     Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Fund need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Articles. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Fund. In addition, the Directors may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All Portfolios of shares will vote with respect to certain matters, such as election of Directors. When all Portfolios are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Portfolio's policies, only shareholders of the portfolio affected by the matter may be entitled to vote.

     The classes of shares of the Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and an ongoing account maintenance and service fee, (iii) Class B shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class B shares convert automatically to Class A shares on the first business day of the month seven years after the purchase of such Class B Shares, (v) Class II shares are subject to an initial sales charge, a distribution fee, an ongoing account maintenance and service fee and a CDSC, (vi) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, and (vii) each class of shares will be exchangeable only into the same class of shares of any of the Portfolios or other SunAmerica Funds that offer that class; additionally, Class II shares of the Portfolio will be exchangeable into Class C shares of any of the Portfolios or other SunAmerica Funds that do not offer Class II shares. All shares of the Fund issued and outstanding and all shares offered by the Prospectus when issued, are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Fund. In addition, shares have no conversion rights, except as described above.

     The Articles provide that no Director, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Director, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Articles provides that a Director, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund. The Fund shall continue, without limitation of time, subject to the provisions in the Articles concerning termination by action of the shareholders.

                             ADDITIONAL INFORMATION



     COMPUTATION OF OFFERING PRICE PER SHARE. The following is the offering price calculation for each Class of shares of the Portfolio. The Class A, Class B and Class II calculations are based on the estimated value of the Portfolio's net assets and number of shares outstanding on the date such shares are first offered for sale to public investors.


                                    Focus Portfolio
                                    ---------------

                            Class A    Class B    Class II
                            -------    -------    --------
Net Assets. . . . . . . .    $12,500    $12,500    $12,500

Number of Shares
Outstanding . . . . . . .       1000       1000       1000

Net Asset Value Per
Share (net assets
divided by number of
shares) . . . . . . . . .     $12.50     $12.50     $12.50

Sales charge for Class
A Shares: 5.75% of
offering price (6.10%
of net asset value per
share)* . . . . . . . . .       0.76         --         --

Sales charge for Class
II Shares: 1.00% of
offering price (1.01%
of net asset value per
share)* . . . . . . . . .         --         --      $0.13

Offering Price. . . . . .     $13.26         --     $12.63


------------------------------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

     REPORTS TO SHAREHOLDERS. The Fund sends audited annual and unaudited semi-annual reports to shareholders of the Portfolios. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Fund to confirm transactions in the account.

     CUSTODIAN AND TRANSFER AGENCY. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Portfolio and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Fund. Transfer agent functions are performed for State Street by National Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.

     INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036, has been selected to serve as the Fund's independent accountants and in that capacity examines the annual financial statements of the Fund. The firm of Shereff, Friedman, Hoffman & Goodman, LLP, 919 Third Avenue, New York, NY 10022, has been selected as legal counsel to the Fund.

                                     APPENDIX

                     CORPORATE BOND AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE'S CORPORATE RATINGS

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


                                      Appendix-1

     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note:     Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system.
The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

     --   Leading market positions in well established industries
     --   High rates of return on funds employed
     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection
     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation
     -- Well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


                                      Appendix-2

     Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

     Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

     A Standards & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligers such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable.
Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

     The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation;


                                      Appendix-3
and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

     A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

          Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

     BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

     B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.


                                      Appendix-4

     CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

     C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     CI The rating CI is reserved for income bonds on which no interest is being paid.

     D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

     L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

     * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance


                                      Appendix-5
companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS.

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

     A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

     A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

     A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

     B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

     C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

     The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.


                                      Appendix-6